SHARE EXCHANGE AGREEMENT (hereinafter referred to as "Agreement") between Delta Capital Technologies, Inc., a Delaware corporation (hereinafter referred to as "Delta"), and 827109 Alberta Ltd., an Alberta, Canada corporation (hereinafter referred to as "AlbertaCO").

THE PARTIES AGREE as follows:

1. The parties intend that the securities exchange described herein between Delta and AlbertaCO will, if allowable, be tax free in accordance with the provisions of Section 368(a)(1)(B) of the Internal Revenue Code and with the Income Tax Act of Canada. In the event that it is not allowable, the parties hereto confirm that the value attributed to the AlbertaCO shares will be shareholder equity at par value.

2. Exchange of Securities. Subject to the terms and conditions herein, at the time of the closing referred to in Section 6 hereof (the "Closing Date"), Delta will issue and deliver, or cause to be issued and delivered to AlbertaCO 5,000,000 shares of Delta's restricted common stock, in exchange for 5,000,000 shares of common stock of AlbertaCO to be issued. The shares of Delta and AlbertaCO will be allocated as set forth in SCHEDULE I, attached.

3. Representations and Warranties by AlbertaCO. AlbertaCO represents and warrants to Delta, all of which representations and warranties shall be true at the time of closing, and shall survive the closing for a period of six (6) months from the date of closing that:

         a) AlbertaCO is a corporation duly organized and validly existing and in good standing under the laws of Alberta, Canada and has the corporate powers to own its property and carry on its business as and where it is now being conducted. Copies of the Certificate of Incorporation and the By-Laws of AlbertaCO, which have heretofore been furnished by AlbertaCO to Delta, are true and correct copies of said Certificate of Incorporation and By-Laws including all amendments to the date hereof.

         b) The authorized capital stock of AlbertaCO is an unlimited number of shares at no par value, of which 9,000,000 shares have been validly issued and are now outstanding.

         c) AlbertaCO is authorized to issue 5,000,000 shares of common stock, at par value of $0.001 per share (the "Shares").

         d) AlbertaCO has full power to exchange the Shares upon the terms provided for in this Agreement, the Shares will be duly and validly issued and will be free and clear of any lien or other encumbrance, and no party has an option or right to purchase any of the Shares from AlbertaCO other than Delta in accordance with this Agreement.

         e) From the date hereof, and until the date of closing, no dividends or distributions of capital, surplus, or profits shall be paid or declared by AlbertaCO in redemption of their outstanding shares or otherwise and no additional shares shall be issued by said corporation.

         f) Since the date hereof, AlbertaCO has not engaged in any transaction other than transactions in the normal course of the operations of their business, except as specifically authorized by Delta in writing.

4. Representations and Warranties by Delta. Delta represents and warrants to AlbertaCO all of which representations and warranties shall be true at the time of closing, and shall survive the closing for a period of six (6) months from the date of closing that:

         a) Delta is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware and has the corporate power to own its properties and carry on its business as now being conducted and has authorized capital stock consisting of 25,000,000 shares of common stock, $.001 par value per share, of which there are 8,800,000 shares presently outstanding.

         b)  Delta  has  the  corporate   power  to  execute  and  perform  this
             Agreement, and to deliver the stock required to be delivered to AlbertaCO hereunder.


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


         c) The execution and delivery of this Agreement, and the issuance of the stock required to be delivered hereunder have been duly authorized by all necessary corporate actions, and neither the execution nor delivery of this Agreement, nor the issuance of the stock, nor the performance, observance or compliance with the terms and provisions of this Agreement will violate any provision of law, any order of any court or other governmental agency, the Certificate of Incorporation or By-Laws of Delta or any indenture, agreement or other instrument to which Delta is a party, or by which Delta is bound, or by which any of its property is bound.

         d) The shares of common stock of Delta deliverable pursuant hereto will on delivery in accordance with the terms hereof, be duly authorized, validly issued, and fully paid, and non-assessable.

5.       Conditions  to  the  Obligations  of  AlbertaCO.   The  obligations  of
         AlbertaCO are subject to the conditions that:

         a) AlbertaCO shall not have discovered any material error or misstatement in any of the representations and warranties made by Delta herein and all the terms and conditions of this Agreement to be performed and complied with by Delta shall have been performed and complied with.

         b) There shall have been no substantial adverse changes in the conditions, financial, business otherwise of Delta from the date of this Agreement, and until the date of closing, except for changes resulting from those operations in the usual and ordinary course of business, and between such dates the business and assets of Delta shall not have been materially adversely affected as the result of any fire, explosion, earthquake, flood, accident, strike, lockout, combination of workmen, taking over of any such assets by any governmental authorities, riot, activities of armed forces, or acts of God or of the public enemies.

         c) AlbertaCO shall upon request, at the time of closing, receive an opinion of counsel to the effect that: (1) Delta is a corporation duly organized and validly existing under the laws of the State of Delaware, and has the power to own and operate its properties wherever the same shall be located as of the Closing Date; (2) the execution, delivery and performance of this Agreement by Delta has been duly authorized by all necessary corporate action and constitutes a legal, valid and binding obligation of Delta, enforceable in accordance with its terms; (3) the securities to be delivered to AlbertaCO pursuant to the terms of this Agreement have been validly issued, fully paid and non-assessable; (4) the exchange of the securities herein contemplated does not require the registration of the shares of Delta to be issued pursuant to any Federal law dealing with the issuance, sale, transfer, and/or exchange of corporate securities; (5) to the best of its knowledge Delta is not under investigation by the SEC, the NASD or any state securities commission; (6) that there are no known securities violations; (7) all shares issued by Delta have been validly issued in accordance with Delaware or Federal law, are fully paid and non-assessable; and (8) there are no outstanding options, rights, warrants, conversion privileges or other agreements which would require issuance of additional shares.

6. Conditions to the Obligations of Delta . The obligations of Delta hereunder shall be subject to the conditions that:

         a) Delta shall not have discovered any material error or misstatement in any of the representations and warranties by AlbertaCO herein, and all the terms and conditions of this Agreement to be performed and complied with by AlbertaCO shall have been performed and complied with.

         b) There shall have been no substantial adverse changes in the conditions, financial, business otherwise of AlbertaCO from the date of this Agreement, and until the date of closing, except for changes resulting from those operations in the usual and ordinary course of business, and between such dates the business and assets of AlbertaCO shall not have been materially adversely affected as the result of any fire, explosion, earthquake, flood, accident, strike, lockout, combination of workmen, taking over of any such assets by any governmental authorities, riot, activities of armed forces, or acts of God or of the public enemies.

         c) Delta shall upon request and at the time of closing, receive an opinion of counsel to the effect that: (1) AlbertaCO is duly organized and validly existing under the laws of Alberta, Canada and has the power and authority to own its properties and to carry on its respective business wherever the same shall be located and operated as of the Closing Date; and, (2) this Agreement has been duly executed and delivered by AlbertaCO and constitutes a legal, valid and binding obligation of AlbertaCO enforceable in accordance with its terms.

         d) AlbertaCO does not now have, nor will it have on the date of closing, any known liabilities or contingent liabilities.

7. Closing Date. The closing shall take place on or before _____________________________, 1999, or as soon thereafter as is practicable,  at the Law  Offices of Gordon  Fretwell,  #920 - 800 West
         Pender St., Vancouver, BC, or at such other time and place as the parties hereto shall agree upon.

8. Actions at the Closing. At the closing, Delta and AlbertaCO will each deliver, or cause to be delivered to the other, the securities to be exchanged in accordance with Section I of this Agreement and each party shall pay any and all Federal and State taxes required to be paid in connection with the issuance and the delivery of their own securities. All stock certificates shall be in the name of the party to which the same are deliverable.

9. Conduct of Business, Board of Directors, etc . Between the date hereof and the Closing Date, the parties will conduct their business in the same manner in which it has heretofore been conducted and the parties will not: (1) enter into any contract, etc., other than in the ordinary course of business; or (2) declare or make any distribution of any kind to their stockholders, without first obtaining the written consent of the other party.

10. Upon closing, a new Director will be elected by the shareholders of Delta, such that the Board of Directors will consist of the following individuals:

         Paul F. Davis
         Kevin K. Wong
         Judith Miller

11. Upon closing, Judith Miller, President and Secretary of Delta will tender her resignation as President and upon election of the above Board of Directors, and subject to the authority of the Board of Directors as provided by law and the By-Laws of Delta, the officers of Delta, after the closing date of this Agreement shall be as follows:

         Paul F. Davis, President
         Kevin K. Wong, Vice President
         Judith Miller, Secretary & Treasurer

12. Access to the Properties and Books of Parties. The parties hereby grant to each other, through their duly authorized representatives and during normal business hours between the date hereof and the Closing Date, the right of full and complete access to the properties of each other and full opportunity to examine each other's books and records.

13.      Miscellaneous

         a) This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware.

         b) Each of AlbertaCO and Delta shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the consummation of this Agreement, including, without limiting the generality of the foregoing, fees and expenses of financial consultants, accountants and counsel and the cost of any documentary stamps, sales and excise taxes which may be imposed upon or be payable in respect to the transaction.

         c) At any time before or after the approval and adoption by the respective stockholders of AlbertaCO and Delta, if required, this Agreement may be amended or supplemented by additional written agreements, as may be determined in the judgment of the respective Boards of Directors of AlbertaCO and Delta to be necessary, desirable or expedient to further the purpose of this Agreement, to clarify the intention of the parties, to add to or to modify the covenants, terms or conditions contained herein, or otherwise to effectuate or facilitate the consummation of the transaction contemplated hereby. Any written agreement referred to in this paragraph shall be validly and sufficiently authorized for the purposes of this Agreement if signed on behalf of AlbertaCO or Delta, as the case may be, by its Chairman of the Board, or its President.

         d) This Agreement may be executed in any number of counterparts and each counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

         e) This Agreement shall be binding upon and shall inure to the benefit of the heirs, executors, administrators and assigns of AlbertaCO and Delta.

         f) All notices, requests, instructions, or other documents to be given hereunder shall be in writing and sent by registered mail:


     If to AlbertaCO then:                                             If to Delta, then:
     Suite 255, 999 8th Street SW, Calgary, AB, Canada  T2R 1J5        1331 Homer Street, Suite B201, Vancouver, BC, Canada
                                                                       V6B 1H3



This Agreement has been duly approved or adopted by the Board of Directors, and duly approved or adopted by the stockholders of the constituent corporation, as required, in the manner provided by the laws of the State of Delaware, the Chairman of the Board, the President or the Secretary of said corporations under the respective seals of said corporations by the authority of the directors and stockholders of each, as required, as the act, deed and agreement of each of said corporations. This Agreement may be signed in two or more counterparts.

AGREEMENT, dated as of this 1 day of  June,  1999,  between Delta and AlbertaCO.


DELTA CAPITAL TECHNOLOGIES, INC.             827109 ALBERTA LTD.


/s/ Judith Miller                              /s/ Paul Davis
--------------------------------           -------------------------------------
Judith Miller, President                     Paul F. Davis, CEO

Acknowledgment of Execution of Agreement
By Officer of
Delta Capital Technologies, Inc.


STATE OF ______________)
                                    ) ss.
COUNTY OF _____________)


BE IT REMEMBERED that on this ______ day of ___________, __________, personally came before me, a Notary Public in and for jurisdiction aforesaid, Judith Miller, President of Delta Capital Technologies, Inc., a Delaware corporation, and one of the corporations described in and which executed the foregoing Agreement, known to me personally to be such, and he, the said, Judith Miller, as such President, duly executed said Agreement before me and acknowledged said Agreement are in the handwriting of said President of Delta Capital Technologies, Inc.

IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.


------------------------------
Notary Public

Acknowledgment of Execution of Agreement
By Officer of
827109 Alberta Ltd.


STATE OF ______________)
                                    ) ss.
COUNTY OF _____________)


BE IT REMEMBERED that on this ______ day of ___________, 1999, personally came before me, a Notary Public in and for jurisdiction aforesaid, Paul Davis, President of 827109 Alberta Ltd., an Alberta, Canada corporation, and one of the corporations described in and which executed the foregoing Agreement, known to me personally to be such, and he, the said, Paul Davis, as such Chief Executive Officer, duly executed said Agreement before me and acknowledged said Agreement are in the handwriting of said Chief Executive Officer of 827109 Alberta Ltd.

IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.


-------------------------------
Notary Public

                                   SCHEDULE I

ALLOCATION OF 5,000,000 SHARES
OF DELTA CAPITAL TECHNOLOGIES, INC. RESTRICTED COMMON STOCK
TO BE ISSUED TO:

827109 Alberta Ltd.
#255, 999 8th Street SW
Calgary, Alberta, Canada
T2R 1J5


ALLOCATION OF 5,000,000 SHARES
OF 827109 ALBERTA LTD. COMMON STOCK
TO BE ISSUED TO:

Delta Capital Technologies, Inc.
1331 Homer Street, Suite B201
Vancouver, BC
V6B 1H3









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